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                                                                    Exhibit 99.1

                             SECURITIES AGREEMENT

     THIS SECURITIES AGREEMENT ("Agreement") is made as of June 25, 1998 by and between BE Aerospace, Inc., a Delaware corporation ("BEA"), and Interactive Entertainment Limited, a Bermuda exempted company (the "Company").

                                   RECITALS

     A. BEA owns two thousand seven hundred thirty-seven and 443/1000s (2,737.443) issued and outstanding shares of convertible redeemable class A preference shares, par value $.01 per share, of the Company (the "Preferred Stock").

     B. The Company desires to redeem the Preferred Stock from BEA and BEA is willing to have the company redeem the Preferred Stock on the terms and conditions set forth herein.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Representations and Warranties.

     (a)  BEA hereby represents and warrants to the Company as follows:

          (1) BEA is a corporation duly organized, existing and in good standing, under the laws of the State of Delaware;

          (2) all corporate action necessary to authorize the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, has been taken;

          (3) neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, will conflict with or result in the breach of any of the terms, conditions or provisions of the Certificate of Incorporation or the By-laws of BEA, or, result in a violation of any statute, regulation, order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award;

          (4) BEA is not a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by BEA according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by BEA according to the terms of this Agreement may be prohibited, prevented or delayed; and

          (5) the Preferred Stock is owned beneficially and of record by it free and clear of all voting trust and other voting arrangements, liens, encumbrances, security interests, transfer restrictions and claims of every nature (collectively, "Encumbrances"); and
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     (b)  the Company represents and warrants to BEA as follows:

          (1) The Company is a corporation duly organized and existing under and in compliance with the corporate laws of Bermuda;

          (2) all corporate action necessary to authorize the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, has been taken;

          (3) neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, will conflict with or result in the breach of any of the terms, conditions or provisions of the Memorandum of Continuance or the Bye-laws of the Company, or, result in a violation of any statute, regulation, order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award; and

          (4) the Company is not a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by the Company according to the terms of this Agreement will be a default or an event of acceleration, or grounds for termination, or whereby timely performance by the Company according to the terms of this Agreement may be prohibited, prevented or delayed.

     2. Redemption. On the terms and subject to the conditions contained in this Agreement, BEA agrees to sell, transfer and convey the Preferred Stock to the Company free of all Encumbrances, and the Company agrees to purchase the Preferred Stock, in each case for one thousand dollar ($1,000) per share of Preferred Stock, in accordance with the following schedule:

     (a) one hundred (100) shares of Preferred Stock on June 30, 1998 (the "Initial Closing Date");

     (b) two hundred (200) shares of Preferred Stock on each of July 31, August 31, and September 30, 1998;

     (c) one hundred (100) shares of Preferred Stock (or such lesser amount as may then be outstanding) on the last business day of each month beginning October 1998; and

     (d)  all of the outstanding shares of Preferred Stock on the sixtieth
(60th) day after receipt of notice to BEA by the Company of its election to redeem all, and not less than all, of the outstanding Preferred Stock.

     3.   Forbearance.

     (a) BEA hereby agrees that it will not elect, directly or indirectly, to convert any or all of the Preferred Stock into common shares, par value $.01 per share, of the Company for so long as the Company is in compliance with its obligations pursuant to the redemption schedule set forth in paragraphs (a),
(b), (c) and (d) of Section 2 hereof.

     (b) In the event the Company is not in compliance with its obligations pursuant to the redemption schedule set forth in paragraphs (a), (b), (c) and
(d) of Section 2 hereof, BEA hereby agrees it will provide the Company with not less than ten (10) days' notice of any election to convert the Preferred Stock and will permit the Company to redeem all shares which BEA had
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otherwise elected to convert at any time prior to or on the date for their conversion upon two (2) business days' notice by the Company.

     4. Right of First Offer. If BEA desires to transfer, sell, assign, pledge, encumber or otherwise dispose of (a "Transfer") any shares of Preferred Stock, BEA shall deliver a written notice (the "Notice of Intended Transfer") to the Company. The Notice of Intended Transfer shall indicate the proposed number of shares of Preferred Stock contemplated to be transferred (the "Offered Shares"), and the proposed terms and conditions of the Transfer. The Company shall have the right to purchase all (but not less than all) of the Offered Shares subject to a particular Notice of Intended Transfer at the proposed price in cash and on the other proposed terms of Transfer. In order to exercise such purchase rights, within ten (10) days after receiving the Notice of Intended Transfer, the Company shall deliver to BEA a written election (the "Election Notice") to purchase all of the Offered Shares. If the Company does not exercise its purchase rights with respect to all (and not less than all) of the Offered Shares within such ten (10) day period or fails to deliver the Election Notice within such time period, BEA shall be free for a period of ninety (90) days thereafter to complete a Transfer of the Offered Shares at a price and on other terms no less favorable to BEA than those specified in the applicable Notice of Intended Transfer. If such a Transfer is not consummated within such ninety (90) day period by BEA, the Offered Shares shall again be subject to a right of first offer by the Company under the provisions of this Section 4. In the event the Company exercises its right to purchase such Offered Shares pursuant to this
Section 4, the Company and BEA shall, no later than thirty (30) days after proper exercise of such right and as a condition of their respective obligations hereunder, enter into such agreements and deliver such documents to one another as shall be necessary for the Transfer of the Offered Shares to the Company as contemplated hereby. In the event that the Company is not in compliance with its obligations pursuant to Section 2 of this Agreement, the provisions of this
Section 4 shall not apply to any proposed transfer by BEA during such time that the Company is not in compliance with such provisions.

     5. Time and Place of Closings. The consummation of the transactions described in Sections 2, 3(b) and 4 hereof (the "Closing") shall be deemed to have occurred at the offices of Altheimer & Gray, 10 South Wacker Drive, Suite 4000, Chicago, Illinois 60606 at 10:00 a.m., local time, on the Initial Closing Date (the "Initial Closing") and thereafter on the dates specified in Section 2, 3(b) or 4, as the case may be (each, a "Closing Date").

     6. Closing Deliveries. To effectuate the transactions contemplated hereby:

     (a)  BEA shall deliver to the Company at each Closing all of the following:

          (1) a certificate representing the shares of the Preferred Stock to be redeemed at such Closing; and

          (2) an assignment separate from the certificate, duly executed in blank, for the shares of the Preferred Stock to be redeemed at such Closing; and

     (b)  the Company shall deliver to BEA at each Closing all of the following:

          (1) a certified check or other immediately available funds in an amount equal to one thousand dollars ($1,000.00) multiplied by the number of shares of Preferred Stock to be redeemed at such Closing; and

          (2) in the event any shares of Preferred Stock remain outstanding after such redemption, a certificate representing the number of shares of Preferred Stock which then remain outstanding; and
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     (c)  the parties shall execute and deliver at any Closing, or any time thereafter, such further documents, and shall perform such further acts, as may be necessary or desirable to effectuate the transactions contemplated by this Agreement.

     7. Notices. All notices, request, consents and demands shall be in writing and shall be personally delivered, mailed first class (air mail in the case of international mail), postage prepaid, telecopied against confirmed receipt,

to BEA at:              BE Aerospace, Inc.
                        1400 Corporate Center Way
                        Wellington, Florida 33414
                        Attn: Edmund J. Moriarity, General Counsel
                        Telecopier: (407) 791-3966

with a copy to:         Ropes & Gray
                        One International Place
                        Boston, Massachusetts 02110
                        Attn: Cynthia Weldon
                        Telecopier: (617) 951-7050

and to the Company at:  Interactive Entertainment Limited
                        845 Crossover Lane, Suite D-215
                        Memphis, Tennessee 38117
                        Attn: David Lamm
                        Telecopier: (901) 537-3801

with a copy to:         Altheimer & Gray
                        10 South Wacker Drive, Suite 4000
                        Chicago, Illinois 60606
                        Attn: Andrew W. McCune
                        Telecopier: (312) 715-4800

or such other address as may be furnished in writing to the other parties hereto. All such notices, requests, demands and other communication shall, when mailed (registered or certified air mail, return receipt requested, postage prepaid), personally delivered, telecopied or telegraphed, be effective seven
(7) days after deposit in the mails, when personally delivered, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied, shall be effective upon actual confirmed receipt.

     8. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall be binding on them and on their respective legal representatives, successors and assigns. Any amendments to this Agreement, and any alternative or supplementary provision, must be made in writing and duly executed by an authorized representative or agent of each of the parties hereto. Notwithstanding the foregoing, except as specifically provided in Sections 3(a) and 4, nothing contained herein shall limit the rights of BEA with respect to the Preferred Stock, including, without limitation, its right to receive a "make whole" amount upon conversion of the Preferred Stock in accordance with Section 3 of the Schedule of Rights and Conditions of the Preferred Stock as approved by the board of directors of the Company on June 17, 1997.

     9. Non-Waiver. Neither the failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement or to exercise any right or privilege conferred in this Agreement, nor the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall be construed as a subsequent
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waiver of any such terms, covenants, conditions, rights or privileges, and all of such terms, covenants, conditions, rights or privileges shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. Any provision of this Agreement may be waived by the party for whose benefit it is made, but no waiver shall be effective unless it is in writing and signed by an authorized representative or agent of the waiving party.

     10. Counterparts. This agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of which when taken together shall constitute but one instrument.

     11. Severability. The invalidity of any provision of this Agreement or a portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

     12. Successors and Assigns. This Agreement, and the rights and obligations of BEA hereunder, may be assigned by BEA to any person or entity to which any shares of Preferred Stock are transferred in accordance with this Agreement, provided that the transferee provides written notice of such assignment o the Company.

     13. Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware.

                                 *  *  *  *  *
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          BE AEROSPACE, INC.



                                          By:  /s/ Marco Lanza
                                               ------------------------
                                          Its: Executive Vice-President
                                               ------------------------



                                          INTERACTIVE ENTERTAINMENT LIMITED



                                          By:  /s/ David Lamm
                                               ------------------------
                                          Its: Chief Financial Officer
                                               ------------------------